UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2016

VERSAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 30, 2016, Versar, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission (“SEC”) indicating that the Company was delaying the filing of its Annual Report on Form 10-K for the year ended July 1, 2016. On October 13, 2016, the Company orally notified NYSE MKT LLC (the “Exchange”) that the Form 10-K would be delayed beyond the extended filing period afforded by Rule 12b-25. As previously disclosed in the Form 12b-25, and a Form 8-K filed on the same date, the Company is in negotiations with Bank of America, N.A. regarding resolution of the Company’s defaults under certain covenants of its current credit facility, and will complete its Form 10-K once these negotiations conclude.

On October 17, 2016, the Company received a letter from the Exchange stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file with the SEC its Annual Report on Form 10-K for the year ended July 1, 2016. The letter also states that the Company’s failure to timely file its Annual Report on Form 10-K is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange. The Exchange has informed the Company that, in order to maintain its listing on the Exchange, the Company must, by November 16, 2016, submit a plan of compliance (the “Plan”) advising the Exchange of actions it has taken or will take to regain compliance with Sections 134 and 1101 of the Company Guide by January 17, 2017 (the “Plan Period”). If the Company’s Plan is accepted by the Exchange, then the Company will be able to continue its listing during the Plan Period, during which time it will be subject to periodic monitoring for compliance with the Plan. If the Company does not submit a Plan or the Company’s Plan is not accepted by the Exchange, then the Company will be subject to delisting proceedings. Furthermore, if the Plan is accepted by the Exchange, but the Company is not in compliance with the continued listing standards of the Company Guide by January 17, 2017, or if the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate.

Also on October 20, 2016, the Company issued a press a release stating that it had received the letter from the Exchange.

Item 9.01
Financial Statements and Exhibits.

(d)            Exhibit 99.1 - Press Release dated October 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: October 20, 2016	VERSAR, INC.

	By:	/s/ JAMES D. VILLA
James D. Villa
Senior Vice President and General Counsel